Provisional Goodwill	6 Months Ended
Sep. 30, 2024
Provisional Goodwill [Abstract]
PROVISIONAL GOODWILL

Note 7 – PROVISIONAL GOODWILL

In March 2024, the Company, through Tianjin Akso Enterprise Management Co, Ltd., one of its subsidiaries in China, entered into Share Purchase Agreements (the “SPA”) with four non-affiliated individual shareholders (the “Sellers”) of Tianjin Wangyi Cloud Technology Co., Ltd (the “Target”). Pursuant to the SPA, the Company will acquire 50% of the equity interest in the Target held by the four Sellers, each of which held 12.5% equity interest, respectively. The total consideration for the transaction was US$75.0 million. As of March 31, 2024, the Company has paid US$56.25 million, which was recorded as prepaid consideration in the Company’s consolidated balance sheet.

In April 2024, the Company paid the remaining US$18.75 million consideration and the transaction was closed. After the acquisition, the Company has the right to decide the future strategy and key staff appointment, such acquisition is accounted for as business combination. Due to the complexity of the combination, the Company needs more time to obtain the relevant information needed to complete the acquisition-date measurements in time and the Purchase Price Allocation ("PPA") has not been finalized and may change, which is expected to be completed no later than April 15, 2025.

In June 2024, the Company, through its subsidiary, Tianjin Akso, acquired another 25% equity interest of Tianjin Wangyi Cloud from its non-controlling shareholders by paying a consideration of USD 37,500,000. As of September 30, 2024, the total consideration the Company paid was recorded as provisional goodwill in the Company’s consolidated balance sheet, which may change with the competition of the PPA.